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                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8




Section 7.3 Indenture                             Distribution Date: 6/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       863,426.67
            Class B Note Interest Requirement                        91,180.83
            Class C Note Interest Requirement                       175,450.00
                      Total                                       1,130,057.50

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          0.93444
            Class B Note Interest Requirement                          1.18417
            Class C Note Interest Requirement                          1.77222

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         924,000,000
            Class B Note Principal Balance                          77,000,000
            Class C Note Principal Balance                          99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           11,000,000.00

(v)    Required Owner Trust Spread Account Amount                11,000,000.00



                                          By:
                                             --------------------

                                          Name:  Patricia M. Garvey
                                          Title: Vice President